EXHIBIT 13

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Colette Vargas, a Director and Chief Actuary of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA HNY	Flexible Premium Variable Annuity – P
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2008.

/s/ Colette Vargas
Colette Vargas
Director and Chief Actuary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Cornelis H. Verhagen, a Director of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA HNY	Flexible Premium Variable Annuity – P
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2008.

/s/ Cornelis H. Verhagen
Cornelis H. Verhagen
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth Belanger, a Director of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA HNY	Flexible Premium Variable Annuity – P
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2008.

/s/ Elizabeth Belanger
Elizabeth Belanger
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, a Controller of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA HNY	Flexible Premium Variable Annuity – P
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2008.

/s/ Eric J. Martin
Eric J. Martin
Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, James P. Larkin, a Director, Vice President and Assistant Secretary of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA HNY	Flexible Premium Variable Annuity – P
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2008.

/s/ James P. Larkin
James P. Larkin
Director, Vice President and Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Joseph Carusone a Director of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA HNY	Flexible Premium Variable Annuity - P
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2008.

/s/ Joseph P. Carusone
Joseph P. Carusone
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, M. Craig Fowler a Vice President and Treasurer of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA HNY	Flexible Premium Variable Annuity - P
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2008.

/s/ M. Craig Fowler
M. Craig Fowler
Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Peter G. Kunkel, Director, Chairman of the Board and President of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA HNY	Flexible Premium Variable Annuity – P
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2008.

/s/ Peter G. Kunkel
Peter G. Kunkel
Director, Chairman of the Board and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Peter P. Post, Director of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA HNY	Flexible Premium Variable Annuity – P
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2008.

/s/ Peter P. Post
Peter P. Post
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Robert F. Colby, Director, Counsel, Vice President and Assistant Secretary of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA HNY	Flexible Premium Variable Annuity – P
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2008.

/s/ Robert F. Colby
Robert F. Colby
Director, Counsel, Vice President and Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Ronald F. Mosher, a Director of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA HNY	Flexible Premium Variable Annuity – P
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2008.

/s/ Ronald F. Mosher
Ronald F. Mosher
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Steven E. Frushtick, a Director of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA HNY	Flexible Premium Variable Annuity – P
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2008.

/s/ Steven E. Frushtick
Steven E. Frushtick
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, William Brown Jr., a Director of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA HNY	Flexible Premium Variable Annuity – P
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2008.

/s/ William Brown Jr.
William Brown Jr.
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, William L. Busler, a Director of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA HNY	Flexible Premium Variable Annuity – P
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2008.

/s/ William L. Busler
William L. Busler
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John T. Mallett, a Director and Vice President of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA HNY	Flexible Premium Variable Annuity – P	333-149337
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 23th day of June, 2008.

/s/ John T. Mallett
John T. Mallett
Director and Vice President